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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the
         Commission Only (as permitted
         by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                 AIM STOCK FUNDS
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                (Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1) Amount Previously Paid:


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(2) Form, Schedule or Registration Statement No.:


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(3) Filing Party:


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(4) Date Filed:


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[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--


Dear Shareholder:

Due to a Broadridge Financial Solutions error you may be one of a small number of shareholders who recently received a mailing relating to the upcoming meeting of shareholders on February 29, 2008 for the AIM S&P 500 Index Fund that contained an incorrect proxy card. In an effort to correct this error we are enclosing the correct card. Please discard the prior card that you may have received.

Your vote is very important and we encourage you to take a moment and vote your proxy today. Please use the enclosed ballot to vote your shares.

We apologize for any inconvenience this may have caused. Please note that neither you nor the Fund will bear the cost of this additional mailing.


                                                                         AIM S&P